NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund	NVIT DoubleLine Total Return Tactical Fund
NVIT Allspring Discovery Fund (formerly, NVIT Wells	(formerly, DoubleLine NVIT Total Return Tactical Fund)
Fargo Discovery Fund)	NVIT Emerging Markets Fund
NVIT Amundi Multi Sector Bond Fund (formerly,	NVIT Federated High Income Bond Fund (formerly,
Amundi NVIT Multi Sector Bond Fund)	Federated NVIT High Income Bond Fund)
NVIT AQR Large Cap Defensive Style Fund	NVIT Government Bond Fund
NVIT BlackRock Equity Dividend Fund (formerly,	NVIT Government Money Market Fund
BlackRock NVIT Equity Dividend Fund)	NVIT International Equity Fund
NVIT BNY Mellon Core Plus Bond Fund (formerly,	NVIT International Index Fund
NVIT Core Plus Bond Fund)	NVIT Jacobs Levy Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT Mid Cap Index Fund
(formerly, NVIT Mellon Dynamic U.S. Core Fund)	NVIT Multi-Manager Mid Cap Value Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	NVIT Multi-Manager Small Cap Growth Fund
(formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)	NVIT Multi-Manager Small Cap Value Fund
NVIT BNY Mellon Sustainable U.S. Equity Fund	NVIT Multi-Manager Small Company Fund
(formerly, NVIT Newton Sustainable U.S. Equity Fund)	NVIT Neuberger Berman Multi Cap Opportunities Fund
NVIT Bond Index Fund	(formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Columbia Overseas Value Fund	NVIT Real Estate Fund
NVIT Core Bond Fund	NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund

Supplement dated March 8, 2022
to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the information under the heading “Additional Information on Portfolio Instruments, Strategies and Investment Policies – Foreign Securities” beginning on page 21 of the SAI is amended to include the following:
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.

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